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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2001



                    Associates Credit Card Receivables Corp.
                    Associates Credit Card Master Note Trust
                          (Exact name of registrant as
                            specified in its charter)



         Delaware                  333-94867              75-2709748
                                   333-9486701
      (State or other              (Commission          (IRS Employer
      jurisdiction of              File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000


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Item 5.    Other Events.

     The monthly statements for the month of March 2001 were distributed to Noteholders on April 16, 2001.

Item 7(c). Exhibits



          Exhibit No.                   Description

              20.1                Series 2000-1 monthly statement for the
                                  month of March 2001.

              20.2                Series 2000-2 monthly statement for the
                                  month of March 2001.


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ASSOCIATES CREDIT CARD RECEIVABLES CORP.


                                        /s/ Michael J. Forde
                                        ----------------------------
                                        Title: Assistant Secretary



Date: April 17, 2001